SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                DECEMBER 30, 2002
                DATE OF REPORT (DATE OF EARLIEST REPORTED EVENT)



                        CNL HOSPITALITY PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



       MARYLAND                 0-24097                   59-3396369

   (STATE OR OTHER            (COMMISSION              (I.R.S. EMPLOYER
    JURISDICTION OF            FILE NO.)                IDENTIFICATION NO.)
    INCORPORATION)



                             450 SOUTH ORANGE AVENUE
                                ORLANDO, FL 32801
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  407/650-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS.

     Reference is made to the press release dated December 30, 2002, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits

     Exhibit No.

     99.1 Press Release dated December 30, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CNL Hospitality Properties, Inc.


Date: December 30, 2002               By:/s/ Thomas J. Hutchison III
                                         ---------------------------------
                                         Name:    Thomas J. Hutchison III
                                         Title:   President


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                                  EXHIBIT INDEX

Exhibit No.


     99.1 Press Release dated December 30, 2002.